                            INDIVIDUAL MORTGAGE LOANS
                 (PRINCIPAL COMMERCIAL FUNDING II, LLC - PWR13)

--------------------------------------------------------------------------------
REP. NO. 6 - MORTGAGE STATUS; WAIVERS AND MODIFICATIONS
--------------------------------------------------------------------------------

     LOAN NOS. - 755163 (SHELDON PALMS APARTMENTS) AND 755168 (MANSFIELD VILLAGE
     ---------------------------------------------------------------------------
     SQUARE)
     -------

     EXPLANATION:
     Each of these Mortgage Loans has a Note A (the Mortgage Loan) and a Note B.
     Each Note B will not be held within the trust. Each Note B is subordinate to the Mortgage Loan, pursuant to the terms of a Co-Lender Agreement between the holders of Note A and Note B.

--------------------------------------------------------------------------------
REP. NO. 12 - ENVIRONMENTAL CONDITIONS
--------------------------------------------------------------------------------

     LOAN NO. - 755084 (NORTH BRUNSWICK MANOR)
     ------------------------------------------

     EXPLANATION:
     The Property had four 5,000 gallon UST that contained diesel fuel. These tanks were abandoned in November of 1989. At that time the tanks were cleaned and filled. Based on the documentation, it appears the closures were conducted in accordance with customary practices for tank closures at the time they were conducted. However, the documents did not indicate whether post closure testing was conducted. Thus, it is possible that surrounding soils and/or groundwater may have been impacted by these tanks.
     According to a signed affidavit from a property manager at the Property,
     "There was no evidence of stained soil at the time in question and all work was done under the supervision of the appropriate representatives of the
     Township of North Brunswick". David and Jack Halpern provide a guarantee of the environmental carve-outs and the LTV is 42.6%.

     LOAN NO. - 755131 (ALOHA MARKET CENTRE)
     ---------------------------------------

     EXPLANATION:
     The Mortgage Property had a dry cleaner that operated at the property since
     1989. In 2000, a subsurface investigation discovered shallow groundwater that was impacted with concentrations of PCE up to 27,200 ppb. A sub-slab depressurization system was installed in June of 2000 beneath the existing
     Safeway store. The system collects PCE vapors through perforated pipes beneath Safeway's floor and funnels the vapors outside. A conditional no further action letter was issued by the Oregon Department of Environmental
     Quality ("ODEQ") in March 2003, however a five-year review of the sub-slab venting system is required at the property by March 2008. In the event the
     Borrower does not receive on or prior to March 31, 2008 a no-further action letter from ODEQ and are instead required to do further remediation work costing in excess of $100,000, then Borrower must post a letter of credit within 30 days for the amount of the estimated remediation.

--------------------------------------------------------------------------------
 REP. NO. 14 - INSURANCE
--------------------------------------------------------------------------------

     LOAN NO. - 755104 (NEW CENTER GREENS)
     -------------------------------------

     EXPLANATION:
     The loss of rents coverage for this Property is $900,000. Twelve months coverage would equate to $963,431. The debt service coverage ratio for this
     Mortgage Loan is currently 1.41 times debt service. The loss of rents coverage obtained for this loan covers an amount of income that equates to debt service coverage of 1.25 times debt service.

     LOAN NO. -755150 (CEDARGATE APARTMENTS)
     ---------------------------------------

     EXPLANATION:
     The insurance certificate shows 80% co-insurance allowed for this Property.
     The building coverage amount is adequate to cover replacement cost for the building, and the policy in question is not a blanket policy.

     LOAN NO. -755152 (4003 NEPTUNE STREET)
     --------------------------------------

     EXPLANATION:
     There is no loss of rents coverage for this Property. The single tenant,
     Synovus Bank, has a lease that provides for no rent abatement and no right to terminate in the case of a casualty, so loss of rents coverage was waived.

     LOAN NO. - 755163 (SHELDON PALMS APARTMENTS)
     --------------------------------------------

     EXPLANATION:
     The apartment complex lies in flood zone AE. Flood insurance was not required because the buildings were built so that the lowest floor level is
     10.8 feet in elevation which is above the 10-foot flood zone elevation level applicable to the flood zone designation for this Property. The LTV is 48.8%.

--------------------------------------------------------------------------------
REP. NO. 17 - LOCAL LAW COMPLIANCE
--------------------------------------------------------------------------------

     LOAN NO. - 754996 (2960 POST ROAD)
     ----------------------------------

     EXPLANATION:
     The Mortgage Loan is legal non-conforming because the Property violates the front set back lines. Zoning requires a 25 ft. setback and the Property is approximately 14 ft. from the property line. It is also legal non-conforming because of parking. The Mortgage Loan is 8 spaces short of the required 113 spaces. These legal non-conforming uses are permitted unless there is damage that is 50% or more of the market value as determined by the tax assessor. The LTV for the Mortgage Loan is 26% and the loan is structured on a 20-year amortization schedule.

                                      -2-

     LOAN NO. - 755051 (650 WASHINGTON ROAD)
     ---------------------------------------

     EXPLANATION:
     The Mortgage Loan is legal non-conforming because of parking. The property is short 162 parking spaces of the required 282 spaces. Per the zoning code, in the event any nonconforming building is destroyed or partially destroyed, the nonconforming building may be reconstructed and the nonconforming use continued as long as the reconstruction is commenced within one year of the date of destruction or damage. There is law and ordinance coverage in place.

     LOAN NO. - 755084 (NORTH BRUNSWICK MANOR)
     -----------------------------------------

     EXPLANATION:
     The Mortgage Loan is legal non-conforming because zoning provides for 518 apartment units for this site and there are currently 644 units, resulting in 126 too many units. It is also legal non-conforming because the property is short 262 parking spaces of the required 1,288 spaces. These legal non-conforming uses are permitted unless 50% or more of the buildings are destroyed. The units are in 34 separate buildings. The LTV is 42.6%. There is adequate open space to add parking to comply with code.

     LOAN NO. - 755152 (4003 NEPTUNE STREET)
     ---------------------------------------

     EXPLANATION:

     The Mortgage Loan is a potential non-conforming use because any bank built with drive thru windows after 1987 requires a special use approval by the city. Though the building was built in 1985, the code states that if the current use of the building has ceased operations for 180 or more consecutive days, the use shall require special use approval. The building, while not yet vacant for 180 days, is currently vacant and undergoing tenant build out. The Mortgage Loan is fully recourse until the tenant is in occupancy and lender has received evidence of the special use approval from the City of Tampa.

     LOAN NO. - 755163 (SHELDON PALMS APARTMENTS)
     --------------------------------------------

     EXPLANATION:
     The Mortgage Loan has 2 legal non-conforming uses. Two of the fourteen buildings encroach 5 feet into the required 50 feet side set back line. The buildings exceed the maximum height requirements by 5 feet. These legal non-conforming uses are permitted unless the damage is 50% or more of the current assessed value. The 14 separate buildings are sprinklered. Also, there is additional space on the Property to move the 2 buildings that encroach into the side set back lines if necessary.

     LOAN NO. - 755169 (PARK PLACE APARTMENTS)
     -----------------------------------------

     EXPLANATION:
     The Mortgage Loan has 3 legal non-conforming uses. The Property sits on both the front and side property lines while the code set forth a 10-foot setback requirement. The Property is currently 34 parking spaces short as the code requires 68 parking spaces. And, the current density of 25,849 square feet of lot per unit and 270 feet width for each unit is 8,151 square feet less than the required 34,000

                                      -3-

     square feet and 120 feet less than the required 390 feet. These legal non-conforming uses are permitted unless the damage is 40% or more of the assessed value. In the event that the buildings cannot be rebuilt, then the
     Borrower is required to pay down the loan so that there is at least a 1.20 debt service coverage ratio. The Borrower's failure to pay down the loan is a full recourse default. There is law and ordinance coverage in place.

     LOAN NO. - 755179 (DAWSON FOREST APARTMENTS)
     --------------------------------------------

     EXPLANATION:
     The Mortgage Loan has a legal non-conforming use in that 2 of the 23 apartment buildings violate the 35 feet height limit, Building 21 is 38.8 feet tall and Building 20 is 38.9 feet. This legal non-conforming use is permitted unless the damage is 75% or more of the fair market value. The
     LTV is 65.8%.

--------------------------------------------------------------------------------
REP. NO. 23 - OTHER MORTGAGE LIEN
--------------------------------------------------------------------------------

     LOAN NO. - 755142 (500 MAITLAND DRIVE)
     --------------------------------------

     EXPLANATION:
     The Mortgage Loan permits additional financing secured by the Premises. The combined indebtedness shall not exceed 80% of the appraised value with a minimum of 1.20x DSCR. A subordination and standstill agreement must be executed and the current guarantor may not be a guarantor of the subordinate financing. The subordinate lender must be an affiliate of the
     Borrower and have no rights to transfer its interest in the subordinate loan. The terms and conditions of the loan documents evidencing or securing the financing are subject to Lender's prior approval. The right to obtain subordinate debt is personal to the current borrower. The current LTV is
     71.4%.

     LOAN NO. - 755155 (BEL AIR CENTER)
     ----------------------------------

     EXPLANATION:
     The Mortgage Loan permits additional financing secured by the Premises. The combined indebtedness shall not exceed 75% of the appraised value with a minimum of 1.20x DSCR. A subordination and standstill agreement must be executed. The terms and conditions of the loan documents evidencing or securing the financing are subject to Lender's prior approval. The current
     LTV is 67.4%.

     LOAN NOS. - 755163 (SHELDON PALMS APARTMENTS) AND 755168 (MANSFIELD VILLAGE
     ---------------------------------------------------------------------------
     SQUARE)
     -------

     EXPLANATION:

     The Mortgaged Property for each of these loans is encumbered by a Note B
     (not held in the trust), which is secured by the mortgage for the Mortgaged
     Property. Each Note B is subordinate to Note A, pursuant to the terms of a
     Co-Lender Agreement between the holders of Note A and Note B.

                                      -4-

--------------------------------------------------------------------------------
REP. NO. 26 - LICENSES AND PERMITS
--------------------------------------------------------------------------------

     LOAN NO. - 755107 (TEEL VILLAGE SHOPPING CENTER)
     ------------------------------------------------

     EXPLANATION:
     Final certificate of occupancies have not been received from four tenants
     (the Gandy lease, Enterprise Leasing Company, Little Caesars and Salon Pour
     Vous). The Note is fully recourse until all four certificates of occupancy have been obtained. Gandy, Enterprise Leasing Company and Little Caesars
     have all opened for business and the certificates of occupancies are anticipated shortly. The loan is 61.3% LTV.

     LOAN NO. - 755152 (4003 NEPTUNE STREET)
     ---------------------------------------

     EXPLANATION:
     The final certificate of occupancy has not been received. The loan is fully recourse until the tenant is in occupancy and the certificate has been received.

     LOAN NO. - 754493 (ONE CITY CENTER)
     -----------------------------------

     EXPLANATION:
     The Property is part of a condominium association containing the Property, an adjacent 23-story 406 unit residential condominium complex called Realm
     Condominiums and a shared parking garage. The city will issue a final certificate of occupancy upon completion of the entire project. The residential condominiums are still being completed. A temporary certificate of occupancy has been received for the Property. There is a $540,000 holdback for unfinished tenant improvements. The escrow will not be released until the final certificate of occupancy has been received.

--------------------------------------------------------------------------------
REP. NO. 27 - CROSS COLLATERALIZED
--------------------------------------------------------------------------------

     LOAN NOS. -755163 (SHELDON PALMS APARTMENTS) AND 755168 (MANSFIELD VILLAGE
     --------------------------------------------------------------------------
     SQUARE)
     -------

     EXPLANATION:
     Each of these Mortgage Loans consists of a Note A (which is in the trust)
     and a Note B that is not held in the trust. Each Note A and Note B are cross-defaulted.

                                      -5-

--------------------------------------------------------------------------------
REP. NO. 34 - SINGLE PURPOSE ENTITY
--------------------------------------------------------------------------------

     LOAN NO. - 755084 (NORTH BRUNSWICK MANOR)
     -----------------------------------------

     EXPLANATION:
     The borrowing entity is not a single purpose entity. The LTV is 42.6%.

     LOAN NO. - 755163 (SHELDON PALMS APARTMENTS)
     --------------------------------------------

     EXPLANATION:
     The borrowing entity is not a single purpose entity. The LTV is 48.8%.

     LOAN NO. - 755168 (MANSFIELD VILLAGE SQUARE)
     --------------------------------------------

     EXPLANATION:
     The borrowing entity is not a single purpose entity. The LTV is 58.9%.

--------------------------------------------------------------------------------
REP. NO. 49 - TAX PARCELS
--------------------------------------------------------------------------------

     LOAN NO. - 755250 (LAKESIDE MARKETPLACE)
     ----------------------------------------

     EXPLANATION:
     The Property is not separately assessed. The Borrower has made an application for the creation of a separate tax parcel. Impounding for real estate taxes for the entire tax parcel is permitted following the occurrence of an Event of Default. The LTV is 59.7%.

--------------------------------------------------------------------------------
REP. NO. 51 - TERRORISM INSURANCE
--------------------------------------------------------------------------------

     LOAN NO. - 755131 (ALOHA MARKET CENTRE)
     ---------------------------------------

     EXPLANATION:
     Terrorism coverage for this property was waived. The loan to value on this loan is 55.8%.

     755146: Westlake I & II
     -----------------------

     LOAN NO. - 755146 (WESTLAKE I & II)
     -----------------------------------

     EXPLANATION:
     A stand-alone terrorism insurance policy was purchased for this property by the Borrower, as terrorism coverage is excluded from the all-risk policy.
     The stand-alone policy has a $100,000 deductible.

     LOAN NO. - 755171 (AMERICAN BOULEVARD WEST)
     -------------------------------------------

     EXPLANATION:
     Terrorism coverage for this property was waived. The value of the land per the appraisal exceeds the loan amount.

                                      -6-